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                                                                    EXHIBIT 31.3

                                  CERTIFICATION

I, Bruce R. Lakefield, certify that:

     1. I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of US Airways Group, Inc.; and

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.


/s/ Bruce R. Lakefield
-------------------------------------
Name: Bruce R. Lakefield
Title: Chief Executive Officer
Date: August 10, 2005


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